April 16, 2026

Supplement to the Statements of Additional Information (each, an “SAI” and together, the “SAIs”) and Part Bs referenced further below, as may have been supplemented.

Includes:

•	UBS Series Funds
•	Master Trust
•	UBS Investment Trust
•	The UBS Funds
•	SMA Relationship Trust

Dear Investor,

The purpose of this supplement is to update certain information in the SAIs and Part Bs, as applicable, for the above-named investment trusts, including each series thereof (each, a “Trust” and together, the “Trusts”) regarding changes to the officers of the Trusts.

Effective immediately, each SAI and Part B is hereby revised as follows:

All references to Joanne Kilkeary, who has retired from UBS AM, in each SAI and Part B are deleted in their entirety.

The section captioned “Organization of the trust; trustees and officers; principal holders and management ownership of securities” or “Item 17. Management of the Fund[s]”, as applicable, is revised by replacing the first row of the table titled “Officers” in its entirety with the following:

Rose Ann Bubloski^; 1968	Vice President, Treasurer, Chief Financial Officer, and Principal Accounting Officer	Since 2011 (Vice President); since March 2026 (Treasurer, Chief Financial Officer, and Principal Accounting Officer)	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) of UBS Asset Management (Americas) LLC and/or UBS Asset Management (US) Inc. (“UBS AM—Americas region”). Ms. Bubloski is vice president, treasurer, chief financial officer, and principal accounting officer of 9 investment companies (consisting of 46 portfolios) for which UBS AM serves as investment advisor or manager.

ZS-1301

The same section of the SAI is further revised by adding the following as the fourth and fifth rows of the table titled “Officers”:

Nicole Lin^; 1980	Vice President and Assistant Treasurer	Since March 2026	Ms. Lin is a senior fund accountant for UBS AM (since 2024). Prior to joining UBS AM, Ms. Lin worked as an officer at State Street. Ms. Lin is a vice president and assistant treasurer of 6 investment companies (consisting of 42 portfolios) for which UBS AM serves as investment advisor or manager.

John Loubnan†; 1993	Vice President and Assistant Treasurer	Since March 2026	Mr. Loubnan is a senior fund accountant for UBS AM (since 2020). Prior to joining UBS AM, Mr. Loubnan worked as a senior fund accountant at The Bank of New York Mellon. Mr. Loubnan is a vice president and assistant treasurer of 6 investment companies (consisting of 42 portfolios) for which UBS AM serves as investment advisor or manager.

^	This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.
†	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

This supplement relates to each of the following SAIs/Part Bs:

Fund Name	Date of SAI/Part B
UBS Series Funds—UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select 100% US Treasury Institutional Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select 100% US Treasury Preferred Fund, UBS Prime Preferred Fund, UBS Prime Reserves Fund	January 26, 2026 for Token-Enabled Shares of UBS Select 100% US Treasury Institutional Fund, and August 28, 2025, as revised January 26, 2026 for each other fund and share class
UBS Series Funds—UBS Liquid Assets Government Fund	August 28, 2025
UBS Series Funds—UBS RMA Government Money Market Fund	August 28, 2025
UBS Series Funds—UBS Ultra Short Income Fund	August 28, 2025
UBS Series Funds—Limited Purpose Cash Investment Fund	August 22, 2025, as revised November 14, 2025
Master Trust—Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund	August 22, 2025
UBS Investment Trust—UBS U.S. Allocation Fund	December 29, 2025
UBS Funds—UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS Multi Income Bond Fund, UBS Sustainable Development Bank Bond Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund	October 28, 2025
SMA Relationship Trust—Series M	April 30, 2025

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